MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST        Two World Trade Center

LETTER TO THE SHAREHOLDERS April 30, 1999               New York, New York 10048

DEAR SHAREHOLDER:

During the six-month period ended April 30, 1999, the performance of the global fixed-income markets was mixed. The U.S. market entered into a significant correction following its spectacular performance through early October. Other upper-investment-grade global markets closed higher, with the help of interest-rate cuts by their respective monetary authorities. However, the rising dollar resulted in currency losses for most non-dollar-denominated investments. Emerging markets and other sub-investment-grade markets enjoyed significant recoveries during the period.

MARKET OVERVIEW

In the United States, the bond market initially benefited from low domestic inflation and a fragile global financial system. However, as the U.S. economy continued to surge and the price of oil and other commodities increased, market participants began to fear a pickup in the rate of inflation and the likelihood of a tightening in monetary policy by the Federal Reserve Board. As a result, yields on ten-year Treasuries increased from their October low of 4.10 percent to 5.35 percent at the end of April.

GLOBAL BOND MARKET OVERVIEW

European bond yields initially moved lower as it became evident that growth in the major European economies was slowing. The European Central Bank supported the markets with a 0.50 percent cut in official interest rates in early April. This backdrop allowed yields on ten-year German government bonds to decline by
0.27 percent despite the deterioration in the U.S. market. There were even greater opportunities to be found by looking beyond the benchmark U.S. and German markets. Within the United States, the mortgage and corporate sectors posted relatively high returns, as did the other dollar-bloc markets (New Zealand, Australia and Canada). Yields dropped by some 0.40 percent in

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST the U.K. and Danish markets, 0.75 percent in the Norwegian and 2.22 percent in the Greek market during the six-month period.

The U.S. economy continued to surprise investors with stronger than expected growth, leading the U.S. dollar to recover from its earlier decline against core European currencies and surge by almost 12 percent, to within a fraction of the highest levels seen in almost a decade. The European commodity currencies -- the Norwegian and Swedish kroners and the British pound -- fell by 3 to 6 percent relative to the dollar, with their declines being blunted by the beneficial effects of rising commodity prices.

PERFORMANCE

For the six-month period ended April 30, 1999, Morgan Stanley Dean Witter World Wide Income Trust's Class B shares posted a total return of -3.80 percent, compared to -3.03 percent for the unmanaged Lehman Brothers Global Intermediate Bond Index and 1.43 percent for the Lipper Global Income Funds Index. For the same period, the Fund's Class A, C and D shares produced total returns of -3.44 percent, -3.79 percent and -3.29 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses.

The underperformance of the Fund relative to the Lipper Global Income Funds Index was primarily due to the fact that most of the funds in this Lipper category include emerging-market investments, which are not within the investment mandate for this fund. It should also be noted that, by eschewing emerging-market investments, the Fund escaped the negative returns on those investments during the prior six-month period and generally has enjoyed commensurately lower volatility.

PORTFOLIO

Throughout the period under review, the Fund continued its strategy of investing in the most attractive markets within its upper-investment-grade mandate. Consequently, its investment allocations generally mirrored the best-performing markets within its universe. The key non-U.S. allocations as of April 30, 1999, were Greece (19 percent), Norway (16 percent), U.K. (17 percent), Denmark (11 percent) and New Zealand (10 percent). These markets enjoyed both the highest incomes available and the best price performance potential. The Fund also benefited from maintaining a significant portion of its U.S. allocation in mortgages during the first few months of the period. Thereafter, the Fund reduced its weighting in the U.S. market as it became apparent that the U.S. economy was too strong to accommodate lower bond yields.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

LOOKING AHEAD

In the months ahead, we anticipate a continuation of the Fund's strategy of emphasizing the previously noted non-U.S. bond markets, because we believe that these markets still offer the highest incomes and the best prospective returns. We also expect the Fund to benefit from anticipated rising non-U.S. currency exchange rates, particularly with respect to its European investments. If the U.S. economy slows and the European economies gather momentum, the outsized $300 billion U.S. current-account deficit is expected to produce a significant improvement in the relative attractiveness of European currencies.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager. He also serves as Chairman, Chief Executive Officer and Director of the Fund's distributor and transfer agent.

We appreciate your ongoing support of Morgan Stanley Dean Witter World Wide Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO                         /S/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                             MITCHELL M. MERIN
Chairman of the Board                              President

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited)

       PRINCIPAL
       AMOUNT IN                                               COUPON   MATURITY
       THOUSANDS                                                RATE      DATE         VALUE
 -----------------------------------------------------------------------------------------------
                          GOVERNMENT & CORPORATE BONDS (84.2%)
                          DENMARK (11.0%)
                          Finance Companies (9.3%)
     DKK    24,959        Danske Kredit+.....................    5.00%  10/01/29    $ 3,336,537
            24,826        Realkredit Denmark+................    6.00   10/01/29      3,499,009
            29,980        Unikredit Realkredit+..............    5.00   10/01/29      4,009,882
                                                                                    -----------
                                                                                     10,845,428
                                                                                    -----------
                          Government Obligations (1.7%)
             5,000        Kingdom of Denmark+................    9.00   11/15/00        773,682
             7,000        Kingdom of Denmark+................    8.00   03/15/06      1,235,030
                                                                                    -----------
                                                                                      2,008,712
                                                                                    -----------
                          TOTAL DENMARK..........................................    12,854,140
                                                                                    -----------

                          EUROPE (1.8%)
                          Extra Governmental Institutions - Banking
     EUR     1,850        European Investment Bank+..........    6.00   04/04/01      2,071,608
                                                                                    -----------

                          GERMANY (0.8%)
                          Major Banks
     GBP       300        Bayerische Hypotheken Bank+........    6.75   12/30/99        485,083
               300        Bayerische Vereinsbank+............    7.50   12/27/00        495,736
                                                                                    -----------
                                                                                        980,819
                                                                                    -----------

                          GREECE (6.2%)
                          Government Obligations
     GRD 1,000,000        Greece (Republic of)...............    8.90   03/21/04      3,609,297
         1,000,000        Greece (Republic of)+..............    8.70   04/08/05      3,646,625
                                                                                    -----------
                                                                                      7,255,922
                                                                                    -----------

                          ITALY (1.6%)
                          Government Obligation
     EUR     1,608        Italy Treasury Bond................   10.50   07/15/00      1,852,891
                                                                                    -----------

                          NEW ZEALAND (5.8%)
                          Extra Governmental Institutions -
                          Banking (4.2%)
     NZD     8,500        International Bank for
                           Reconstruction & Development+.....    7.00   09/18/00      4,869,318
                                                                                    -----------
                          Government Obligation (1.6%)
             3,000        New Zealand Government Bond........   10.00   03/15/02      1,895,599
                                                                                    -----------
                          TOTAL NEW ZEALAND......................................     6,764,917
                                                                                    -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited) continued

       PRINCIPAL
       AMOUNT IN                                               COUPON   MATURITY
       THOUSANDS                                                RATE      DATE         VALUE
 -----------------------------------------------------------------------------------------------
                          NORWAY (14.9%)
                          Government Obligations
     NOK    30,000        Norway (Kingdom of)+...............    5.75%  11/30/04    $ 4,059,584
            82,000        Norway (Kingdom of)+...............    9.50   10/31/02     12,120,039
             9,500        Norway (Kingdom of)+...............    7.00   05/31/01      1,271,530
                                                                                    -----------
                                                                                     17,451,153
                                                                                    -----------

                          SPAIN (2.9%)
                          Government Obligation
     EUR     3,005        Spain Treasury Bond+...............   12.25   03/25/00      3,442,287
                                                                                    -----------

                          UNITED KINGDOM (12.9%)
                          Government Obligations (10.9%)
     GBP     3,000        U.K. Treasury Bond+................   10.00   02/26/01      5,238,080
             4,000        U.K. Treasury Bond+................    7.50   12/07/06      7,534,214
                                                                                    -----------
                                                                                     12,772,294
                                                                                    -----------
                          Major Banks (2.0%)
               900        Halifax PLC+.......................    8.375  12/15/99      1,468,126
               500        Union Bank of Switzerland..........    8.00   01/08/07        903,459
                                                                                    -----------
                                                                                      2,371,585
                                                                                    -----------
                          TOTAL UNITED KINGDOM...................................    15,143,879
                                                                                    -----------

                          UNITED STATES (26.3%)
                          Major Banks (3.0%)
     GBP     2,000        Morgan Guaranty Trust Co.+.........    7.75   12/30/03      3,466,440
                                                                                    -----------
                          Government Agencies & Obligations (23.3%)
     NZD     3,000        Federal National Mortgage
                            Assoc.+..........................    7.25   06/20/02      1,746,667
             4,500        Federal National Mortgage
                            Assoc.+..........................    7.00   09/26/00      2,577,683
     $      12,750        U.S. Treasury Bond*+...............   13.125  05/15/01     14,696,160
             3,000        U.S. Treasury Bond+................    5.25   02/15/29      2,815,080
            10,000        U.S. Treasury Bond Strip+..........    0.00   11/15/09      5,438,400
                                                                                    -----------
                                                                                     27,273,990
                                                                                    -----------
                          TOTAL UNITED STATES....................................    30,740,430
                                                                                    -----------

                          TOTAL GOVERNMENT & CORPORATE BONDS
                          (Identified Cost $103,826,430).........................    98,558,046
                                                                                    -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited) continued

       PRINCIPAL
       AMOUNT IN                                               COUPON   MATURITY
       THOUSANDS                                                RATE      DATE         VALUE
 -----------------------------------------------------------------------------------------------
                          SHORT-TERM INVESTMENTS (15.0%)
                          UNITED STATES
                          TIME DEPOSITS (a) (13.0%)
                          Major Banks
     GRD 1,400,000        Bankers Trust......................    9.25%  08/16/99    $ 4,547,817
         2,123,294        Bankers Trust......................    9.25   05/17/99      6,897,395
           707,801        Bankers Trust......................   10.00   08/09/99      2,299,250
            87,142        Chase Manhattan Bank...............    8.75   05/17/99        283,075
     NOK     9,064        Chase Manhattan Bank...............    6.75   05/18/99      1,161,906
                                                                                   ------------
                          TOTAL TIME DEPOSITS
                          (Identified Cost $16,612,261)..........................    15,189,443
                                                                                   ------------

                          GOVERNMENT AGENCY (b) (2.0%)
     $       2,300        Student Loan Marketing Assoc.
                          (Amortized Cost $2,299,387)........    4.80   05/03/99      2,299,387
                                                                                   ------------

                          TOTAL SHORT-TERM INVESTMENTS
                          (Identified Cost $18,911,648)..........................    17,488,830
                                                                                   ------------

                          TOTAL INVESTMENTS
                          (Identified Cost $122,738,078) (c).............   99.2%   116,046,876

                          CASH AND OTHER ASSETS IN EXCESS
                          OF LIABILITIES...................................  0.8        927,857
                                                                           -----   ------------

                          NET ASSETS.....................................  100.0%  $116,974,733
                                                                           =====   ============

---------------------

 * The market value of securities pledged to cover margin requirements for open futures contracts is $330,000.
 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)   Subject to withdrawal restrictions until maturity.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $755,610 and the aggregate gross unrealized depreciation is $7,446,812, resulting in net unrealized depreciation of $6,691,202.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

PORTFOLIO OF INVESTMENTS April 30, 1999 (unaudited) continued

FUTURES CONTRACTS OPEN AT APRIL 30, 1999:

NUMBER OF   DESCRIPTION, DELIVERY MONTH,    UNDERLYING FACE   UNREALIZED
CONTRACTS             AND YEAR              AMOUNT AT VALUE      LOSS
------------------------------------------------------------------------
165          U.S. Treasury Bond June/1999     $19,830,938     $(258,828)
                                              ===========     =========

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT APRIL 30, 1999:

                                            UNREALIZED
   CONTRACTS          IN        DELIVERY   APPRECIATION
  TO DELIVER     EXCHANGE FOR     DATE    (DEPRECIATION)
--------------------------------------------------------
JPY 149,813,000  $   1,253,183  05/06/99    $  (1,511)
NZD   2,220,000  $   1,191,052  05/06/99      (50,017)
GBP     974,000  $   1,563,270  05/07/99       (3,273)
GBP     164,000  $     264,040  05/12/99          285
GBP     575,000  $     925,750  05/12/99        1,001
NZD     900,000  $     478,035  05/12/99      (25,137)
GBP   1,144,000  $   1,844,128  05/17/99        4,393
NOK   9,036,000  $   1,169,936  05/18/99       12,928
EUR   2,794,000  $   2,992,178  05/20/99       32,215
EUR   2,425,000  $   2,598,873  05/21/99       29,658
NZD   2,935,000  $   1,545,865  05/24/99      (95,270)
JPY 285,362,000  $   2,393,354  05/26/99       (3,129)
NZD  11,669,000  $   6,231,713  05/26/99     (293,281)
NZD   3,069,000  $   1,621,353  06/02/99      (94,893)
EUR   8,750,000  $   9,290,663  06/04/99       11,579
GBP   1,100,000  $   1,839,200  06/15/99       70,686
GBP   1,900,000  $   3,176,800  06/15/99      122,094
GBP   1,690,000  $   2,823,990  06/15/99      106,909
GBP     563,000  $     940,773  06/15/99       35,615
$     4,147,650  EUR 3,545,000  10/14/99     (354,689)
                                            ---------
       Net unrealized depreciation......    $(493,837)
                                            =========

Currency Abbreviations:
-----------------------
GBP  British Pound.
DKK  Danish Krone.
EUR  Euro.
DEM  German Deutchemark.
GRD  Greek Drachma.
JPY  Japanese Yen.
NZD  New Zealand Dollar.
NOK  Norwegian Krone.

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 1999 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $122,738,078)..............  $116,046,876
Unrealized appreciation on open forward
 foreign currency contracts..................       427,363
Cash (including $3,047 in foreign
 currency)...................................       150,261
Receivable for:
    Interest.................................     2,554,145
    Compensated forward foreign currency
     contracts...............................       690,638
    Capital stock sold.......................       101,977
Prepaid expenses and other assets............        54,287
                                               ------------
    TOTAL ASSETS.............................   120,025,547
                                               ------------
LIABILITIES:
Unrealized depreciation on open forward
 foreign currency contracts..................       921,200
Payable for:
    Compensated forward foreign currency
     contracts...............................     1,353,208
    Variation margin.........................       317,344
    Capital stock repurchased................       141,695
    Investment management fee................        73,247
    Plan of distribution fee.................        61,889
Accrued expenses and other payables..........       182,231
                                               ------------
    TOTAL LIABILITIES........................     3,050,814
                                               ------------
    NET ASSETS...............................  $116,974,733
                                               ============
COMPOSITION OF NET ASSETS:
Paid-in-capital..............................  $136,241,682
Net unrealized depreciation..................    (7,471,191)
Accumulated undistributed net investment
 income......................................       229,407
Accumulated net realized loss................   (12,025,165)
                                               ------------
    NET ASSETS...............................  $116,974,733
                                               ============
CLASS A SHARES:
Net Assets...................................   $40,427,420
Shares Outstanding (unlimited authorized,
 $.01 par value).............................     4,794,222
    NET ASSET VALUE PER SHARE................         $8.43
                                                      =====
    MAXIMUM OFFERING PRICE PER SHARE, (net
     asset value plus 4.44% of net asset
     value)..................................         $8.80
                                                      =====
CLASS B SHARES:

Net Assets...................................   $74,519,659
Shares Outstanding (unlimited authorized,
 $.01 par value).............................     8,818,636
    NET ASSET VALUE PER SHARE................         $8.45
                                                      =====
CLASS C SHARES:

Net Assets...................................      $820,629
Shares Outstanding (unlimited authorized,
 $.01 par value).............................        97,220
    NET ASSET VALUE PER SHARE................         $8.44
                                                      =====
CLASS D SHARES:

Net Assets...................................    $1,207,025
Shares Outstanding (unlimited authorized,
 $.01 par value).............................       142,885
    NET ASSET VALUE PER SHARE................         $8.45
                                                      =====

STATEMENT OF OPERATIONS
For the six months ended April 30, 1999 (unaudited)
NET INVESTMENT INCOME:

INTEREST INCOME (net of $14,542 foreign
 withholding tax)........................  $  3,450,905
                                           ------------

EXPENSES
Investment management fee................       347,705
Plan of distribution fee (Class A
 shares).................................        13,779
Plan of distribution fee (Class B
 shares).................................       335,675
Plan of distribution fee (Class C
 shares).................................         2,131
Transfer agent fees and expenses.........        67,599
Professional fees........................        39,340
Registration fees........................        32,582
Shareholder reports and notices..........        26,284
Custodian fees...........................        22,475
Directors' fees and expenses.............        21,369
Other....................................         2,365
                                           ------------

    TOTAL EXPENSES.......................       911,304
                                           ------------

    NET INVESTMENT INCOME................     2,539,601
                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/loss on:
    Investments..........................     1,264,571
    Futures contracts....................      (679,810)
    Foreign exchange transactions........    (1,416,508)
                                           ------------

    NET LOSS.............................      (831,747)
                                           ------------
Net change in unrealized
 appreciation/depreciation on:
    Investments..........................    (5,115,300)
    Futures contracts....................      (201,172)
    Translation of forward foreign
     currency contracts, other assets and
     liabilities denominated in foreign
     currencies..........................       214,871
                                           ------------

    NET DEPRECIATION.....................    (5,101,601)
                                           ------------

    NET LOSS.............................    (5,933,348)
                                           ------------

NET DECREASE.............................  $ (3,393,747)
                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE SIX      FOR THE YEAR
                                                       MONTHS ENDED        ENDED
                                                      APRIL 30, 1999  OCTOBER 31, 1998
--------------------------------------------------------------------------------------
                                                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income................................ $  2,539,601      $  5,289,603
Net realized gain (loss).............................     (831,747)        1,915,563
Net change in unrealized depreciation................   (5,101,601)         (179,923)
                                                      ------------      ------------

    NET INCREASE (DECREASE)..........................   (3,393,747)        7,025,243
                                                      ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM
NET INVESTMENT INCOME:
Class A shares.......................................     (477,335)         (103,498)
Class B shares.......................................   (3,012,889)       (6,294,099)
Class C shares.......................................      (17,852)          (10,651)
Class D shares.......................................      (45,613)          (33,682)
                                                      ------------      ------------

    TOTAL DIVIDENDS..................................   (3,553,689)       (6,441,930)
                                                      ------------      ------------

Net increase (decrease) from capital stock
 transactions........................................   39,843,986       (11,893,088)
                                                      ------------      ------------

    NET INCREASE (DECREASE)..........................   32,896,550       (11,309,775)

NET ASSETS:
Beginning of period..................................   84,078,183        95,387,958
                                                      ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $229,407 and $982,035, respectively)............. $116,974,733      $ 84,078,183
                                                      ============      ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter World Wide Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks appreciation in the value of its assets. The Fund was organized as a Massachusetts business trust on October 14, 1988 and commenced operations on March 30, 1989. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from these estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which it trades unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at fair value as determined by the Trustees; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $250 million; 0.60% to the portion of daily net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $8,548,956 at April 30, 1999.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended April 30, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 0.85%, respectively.

The Distributor has informed the Fund that for the six months ended April 30, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $21,124 and received $2,198 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 1999 aggregated $54,634,468 and $67,783,890, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $3,012,826 and $30,083,504, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At April 30, 1999, the Fund had transfer agent fees and expenses payable of approximately $300.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $15,231. At April 30, 1999, the Fund had an accrued pension liability of $79,536 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE SIX                    FOR THE YEAR
                                                                    MONTHS ENDED                        ENDED
                                                                   APRIL 30, 1999                 OCTOBER 31, 1998
                                                              -------------------------       -------------------------
                                                                     (unaudited)
                                                                SHARES        AMOUNT            SHARES        AMOUNT
                                                              ----------   ------------       ----------   ------------
CLASS A SHARES
Sold........................................................     245,773   $  2,168,916          362,853   $  3,265,836
Reinvestment of dividends...................................      33,665        286,892            5,632         49,638
Acquisition of Morgan Stanley Dean Witter Global Short-Term
 Income Fund................................................   4,683,780     40,215,931               --             --
Redeemed....................................................    (303,751)    (2,638,569)        (309,381)    (2,779,713)
                                                              ----------   ------------       ----------   ------------
Net increase - Class A......................................   4,659,467     40,033,170           59,104        535,761
                                                              ----------   ------------       ----------   ------------
CLASS B SHARES
Sold........................................................   4,943,205     44,421,442        3,566,324     31,772,971
Reinvestment of dividends...................................     204,301      1,805,454          429,255      3,787,888
Redeemed....................................................  (5,278,748)   (47,332,737)      (5,520,553)   (49,041,324)
                                                              ----------   ------------       ----------   ------------
Net decrease - Class B......................................    (131,242)    (1,105,841)      (1,524,974)   (13,480,465)
                                                              ----------   ------------       ----------   ------------
CLASS C SHARES
Sold........................................................      72,928        642,496           12,490        110,678
Reinvestment of dividends...................................       1,664         14,531            1,027          9,061
Redeemed....................................................      (3,069)       (26,968)            (122)        (1,111)
                                                              ----------   ------------       ----------   ------------
Net increase - Class C......................................      71,523        630,059           13,395        118,628
                                                              ----------   ------------       ----------   ------------
CLASS D SHARES
Sold........................................................      36,264        319,004          109,596        964,530
Reinvestment of dividends...................................       2,875         25,306            1,844         16,303
Redeemed....................................................      (6,601)       (57,712)          (5,403)       (47,845)
                                                              ----------   ------------       ----------   ------------
Net increase - Class D......................................      32,538        286,598          106,037        932,988
                                                              ----------   ------------       ----------   ------------
Net increase (decrease) in Fund.............................   4,632,286   $ 39,843,986       (1,346,438)  $(11,893,088)
                                                              ==========   ============       ==========   ============

6. FEDERAL INCOME TAX STATUS

At October 31, 1998, the Fund had a net capital loss carryover of approximately $4,160,000 which will be available through October 31, 2002 to offset future capital gains to the extent provided by regulations.

As of October 31, 1998, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts.

The Investment Manager has determined that distribution from paid-in-capital is likely to occur for the fiscal year ended October 31, 1999.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

NOTES TO FINANCIAL STATEMENTS April 30, 1999 (unaudited) continued

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At April 30, 1999, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

8. ACQUISITION OF MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.

As of the close of business on March 12, 1999, the Fund acquired all the net assets of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") pursuant to a plan of reorganization approved by the shareholders of Global Short-Term on February 24, 1999. The acquisition was accomplished by a tax-free exchange of 4,683,780 Class A shares of the Fund at a net asset value of $8.59 per share for 4,700,195 shares of Global Short-Term. The net assets of the Fund and Global Short-Term immediately before the acquisition were $80,419,774 and $40,215,931, respectively, including unrealized depreciation of $893,307 for Global Short-Term. Immediately after the acquisition, the combined net assets of the Fund amounted to $120,635,705.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                            FOR THE SIX                 FOR THE YEAR ENDED OCTOBER 31
                                                            MONTHS ENDED     ----------------------------------------------------
                                                          APRIL 30, 1999++    1998++    1997*++      1996       1995       1994
---------------------------------------------------------------------------------------------------------------------------------
                                                            (unaudited)
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period....................      $   9.12       $   9.03   $   9.33   $   9.08   $   8.55   $   9.39
                                                              --------       --------   --------   --------   --------   --------

Income (loss) from investment operations:
 Net investment income..................................          0.23           0.53       0.55       0.60       0.55       0.55
 Net realized and unrealized gain (loss)................         (0.57)          0.20       0.07       0.48       0.48      (0.92)
                                                              --------       --------   --------   --------   --------   --------

Total income (loss) from investment operations..........         (0.34)          0.73       0.62       1.08       1.03      (0.37)
                                                              --------       --------   --------   --------   --------   --------

Less dividends and distributions from:
 Net investment income..................................         (0.33)         (0.64)     (0.92)     (0.83)     (0.50)     (0.22)
 Paid-in-capital........................................            --             --         --         --         --      (0.25)
                                                              --------       --------   --------   --------   --------   --------

Total dividends and distributions.......................         (0.33)         (0.64)     (0.92)     (0.83)     (0.50)     (0.47)
                                                              --------       --------   --------   --------   --------   --------

Net asset value, end of period..........................      $   8.45       $   9.12   $   9.03   $   9.33   $   9.08   $   8.55
                                                              ========       ========   ========   ========   ========   ========

TOTAL RETURN+...........................................         (3.80)%(1)      8.61%      7.05%     12.60%     12.45%     (3.99)%

RATIOS TO AVERAGE NET ASSETS:
Expenses................................................          2.06%(2)(3)    2.07%(3)   2.02%      1.96%      1.93%      1.91%

Net investment income...................................          5.38%(2)(3)    6.01%(3)   6.07%      6.39%      6.21%      5.87%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.................       $74,520        $81,611    $94,556   $114,022   $138,165   $179,563

Portfolio turnover rate.................................            67%(1)        309%       345%       263%       254%       229%

---------------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated as Class B shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

                                                                                                   FOR THE PERIOD
                                                               FOR THE SIX       FOR THE YEAR      JULY 28, 1997*
                                                               MONTHS ENDED         ENDED             THROUGH
                                                              APRIL 30, 1999   OCTOBER 31, 1998   OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------
                                                               (unaudited)

CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................        $9.11              $9.02              $8.97
                                                                    -----              -----              -----
Income (loss) from investment operations:
 Net investment income......................................         0.27               0.59               0.15
 Net realized and unrealized gain (loss)....................        (0.58)              0.20               0.05
                                                                    -----              -----              -----
Total income (loss) from investment operations..............        (0.31)              0.79               0.20
                                                                    -----              -----              -----
Less dividends from net investment income...................        (0.37)             (0.70)             (0.15)
                                                                    -----              -----              -----
Net asset value, end of period..............................        $8.43              $9.11              $9.02
                                                                    =====              =====              =====
TOTAL RETURN+...............................................        (3.44)%(1)          9.16%              2.27%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         1.44%(2)(3)        1.45%(3)           1.46%(2)
Net investment income.......................................         6.00%(2)(3)        6.63%(3)           6.69%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................      $40,427             $1,227               $682
Portfolio turnover rate.....................................           67%(1)            309%               345%
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................        $9.11              $9.02              $8.97
                                                                    -----              -----              -----
Income (loss) from investment operations:
 Net investment income......................................         0.24               0.53               0.14
 Net realized and unrealized gain (loss)....................        (0.58)              0.20               0.05
                                                                    -----              -----              -----
Total income (loss) from investment operations..............        (0.34)              0.73               0.19
                                                                    -----              -----              -----
Less dividends from net investment income...................        (0.33)             (0.64)             (0.14)
                                                                    -----              -----              -----
Net asset value, end of period..............................        $8.44              $9.11              $9.02
                                                                    =====              =====              =====
TOTAL RETURN+...............................................        (3.79)%(1)          8.62%              2.12%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         2.06%(2)(3)        2.07%(3)           2.00%(2)
Net investment income.......................................         5.38%(2)(3)        6.01%(3)           5.89%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................         $821               $234               $111
Portfolio turnover rate.....................................           67%(1)            309%               345%

---------------------
 *   The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

                                                                                                   FOR THE PERIOD
                                                               FOR THE SIX       FOR THE YEAR      JULY 28, 1997*
                                                               MONTHS ENDED         ENDED             THROUGH
                                                              APRIL 30, 1999   OCTOBER 31, 1998   OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------
                                                               (unaudited)
CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period........................        $9.12            $9.03              $8.97
                                                                    -----            -----              -----

Income (loss) from investment operations:
 Net investment income......................................         0.27             0.72               0.16
 Net realized and unrealized gain (loss)....................        (0.57)            0.09               0.05
                                                                    -----            -----              -----

Total income (loss) from investment operations..............        (0.30)            0.81               0.21
                                                                    -----            -----              -----

Less dividends from net investment income...................        (0.37)           (0.72)             (0.15)
                                                                    -----            -----              -----

Net asset value, end of period..............................        $8.45            $9.12              $9.03
                                                                    =====            =====              =====

TOTAL RETURN+...............................................        (3.29)%(1)        9.41%              2.44%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         1.21%(2)(3)      1.22%(3)           1.16%(2)

Net investment income.......................................         6.23%(2)(3)      6.86%(3)           6.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................       $1,207           $1,006                $39

Portfolio turnover rate.....................................           67%(1)          309%               345%

---------------------
 *   The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES
------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Anne Pickrell
Vice President

Peter J. Seeley
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY
DEAN WITTER
WORLD WIDE
INCOME TRUST


Semiannual Report
April 30, 1999